UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 1, 2023

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone	I.R.S. Employer Identification Number
1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation
355 110th Ave NE
Bellevue, Washington 98004-5591
425-454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
355 110th Ave NE
Bellevue, Washington 98004-5591
425-454-6363

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On December 1, 2023, Puget Sound Energy, Inc. (“PSE”) completed the acquisition of a proposed 248 megawatt (“MW”) Beaver Creek Wind Project in Stillwater County, Montana from Caithness Beaver Creek, LLC. Additionally, on December 1, 2023, PSE entered into an agreement with GE Renewables North America, LLC (“GE”), pursuant to which PSE agreed to purchase and GE agreed to sell, erect, and commission, a total of up to 88 GE 2.82 MW wind turbines providing up to 248 MW of nameplate capacity. Including the costs
to acquire the land, wind turbines, and other necessary assets, construction costs, and transaction, financing, and contingency costs, PSE anticipates spending approximately $500 million on the project, which it solely owns. A press release announcing the transaction is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including the exhibits referenced herein and attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall they be deemed incorporated by reference in any PSE or Puget Energy, Inc. (together, the “Company”) filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form
8-K
includes forward-looking statements, which are statements of expectations, beliefs, plans, objectives and assumptions of future events. Words or phrases such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “future,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” “projects,” “should,” “will likely result,” “will continue” or similar expressions are intended to identify certain of these forward-looking statements and may be included in discussion of, among other things, our future expectations. Forward-looking statements reflect current expectations and involve risks and uncertainties that could cause actual outcomes to differ materially from those expressed. Factors that could affect actual results or outcomes include, among others, governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission and the Washington Utilities and Transportation Commission; changes in, adoption of and compliance with laws and regulations, including decisions and policies concerning the environment, climate change, greenhouse gas or other emissions or by-products
of electric generation (including coal ash or other substances), natural resources, and fish and wildlife (including the Endangered Species Act) as well as the risk of litigation arising from such matters; and accidents or natural disasters, such as hurricanes, windstorms, earthquakes, floods, landslides, fires and wildfires (either affecting or caused by PSE’s facilities or infrastructure), extreme weather conditions and other acts of God, terrorism, asset-based or cyber-based attacks, pandemic or similar significant events. More information about these and other factors that potentially could cause actual results or outcomes
to differ materially from those contained in forward-looking statements is included in the Company’s most recent annual report on Form
10-K,
quarterly report on Form
10-Q
and in their other public filings filed with the Securities and Exchange Commission. Except as required
by law, the Company undertakes no obligation to update any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d)
Exhibits
. The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	Puget Sound Energy, Inc. press release, dated December 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC. PUGET SOUND ENERGY, INC.

Dated: December 7, 2023	By:	/s/ Lorna Luebbe
Name: Lorna Luebbe
	Title:	Senior Vice President, General Counsel and Chief Sustainability Officer